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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     The undersigned, Textron Financial Corporation ("Textron Financial") a Delaware corporation, and the undersigned directors and officers of Textron Financial, do hereby constitute and appoint Elizabeth C. Perkins and William J. Clegg, and each of them, with full powers of substitution, their true and lawful attorneys and agents to do or cause to be done any and all acts and things and to execute and deliver any and all instruments and documents which said attorneys and agents, or any of them, may deem necessary or advisable in order to enable Textron Financial to comply with the Securities and Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing of Textron Financial's Annual Report on Form 10-K for the fiscal year ended December 30, 2000, including specifically, but without limitation, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below and to sign the names of such officers on behalf of Textron Financial to such Annual Report filed with the Securities and Exchange Commission, to any and all amendments to such Annual Report, to any instruments or documents or other writings in which the original or copies thereof are to be filed as a part of or in connection with such Annual Report or amendments thereto, and to file or cause to be filed the same with the Securities and Exchange Commission; and each of the undersigned hereby ratifies and confirms all that such attorneys and agents, and each of them, shall do or cause to be done hereunder and such attorneys and agents, and each of them, shall have, and may exercise, all of the powers hereby conferred.

     IN WITNESS WHEREOF, Textron Financial has caused this Power of Attorney to be executed and delivered in its name and on its behalf by the undersigned duly authorized officer and its corporate seal affixed, and each of the undersigned has signed his or her name thereto, on this 12th day of March, 2001.
                                          TEXTRON FINANCIAL CORPORATION

                                          By: /s/ STEPHEN A. GILIOTTI
                                            ------------------------------------
                                            Stephen A. Giliotti
                                            Chairman, President & CEO
ATTEST:

/s/ ELIZABETH C. PERKINS
---------------------------------------------------------
Elizabeth C. Perkins
Executive Vice President,
General Counsel and Secretary

                                          /s/ LEWIS B. CAMPBELL
                                          --------------------------------------
                                          Lewis B. Campbell
                                          Director

                                          /s/ JOHN A. JANITZ
                                          --------------------------------------
                                          John A. Janitz
                                          Director

                                          /s/ MARY F. LOVEJOY
                                          --------------------------------------
                                          Mary F. Lovejoy
                                          Director

                                          /s/ TERRENCE O'DONNELL
                                          --------------------------------------
                                          Terrence O'Donnell
                                          Director